UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 9, 2006 (January 9, 2006)

Glimcher Realty Trust
(Exact name of Registrant as specified in its Charter)

Maryland	001-12482	31-1390518
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 East Gay Street, Columbus, Ohio	43215
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (614) 621-9000

N/A
(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On January 9, 2006, Glimcher Realty Trust (the “Registrant”) issued a press release announcing net income and Funds From Operations (“FFO”) guidance for the first quarter ended March 31, 2006 and the fiscal year ending December 31, 2006. A copy of this press release is furnished with this report as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

This Form 8-K and the Exhibit attached hereto contain certain non-GAAP financial measures. The Registrant believes that the presentation of such measures provides useful information to investors regarding the Registrant’s results of operations. Specifically, the Registrant believes that FFO is a supplemental measure of the Registrant’s operating performance as it is a recognized metric used extensively by the real estate industry, in particular, Real Estate Investment Trusts. The National Association of Real Estate Investment Trusts (“NAREIT”) defines FFO as net income (loss) available to common shareholders (computed in accordance with GAAP), excluding gains (or losses) from sales of properties, plus real estate related depreciation and amortization after adjustments for unconsolidated partnerships and joint ventures. FFO does include impairment losses for properties held for use and held for sale. The Registrant’s FFO may not be directly comparable to similarly titled measures reported by other real estate investment trusts. FFO does not represent cash flow from operating activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance or to cash flow from operating activities (determined in accordance with GAAP), as a measure of the Company’s liquidity, nor is it indicative of funds available to fund the Registrant’s cash needs, including its ability to make cash distributions. The non-GAAP financial measures included in the press release attached hereto as Exhibit 99.1 have been reconciled to the comparable GAAP financial measures as required under SEC rules regarding the use of non-GAAP financial measures.

Item 9.01  Exhibits.

(d)	Exhibits

99.1	Press Release of Glimcher Realty Trust, dated January 9, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Glimcher Realty Trust (Registrant)

Date: January 9, 2006	/s/ Mark E. Yale
Mark E. Yale Senior Vice President, Treasurer & Chief Financial Officer